EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of New World Technologies, Inc. (the “Company”) on Form 10-K for the period ending October 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hank Tucker, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hank Tucker	Date: February 28, 2020
Hank Tucker
Chief Executive Officer, Chairman of the Board